SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.    Other Events.

On November 4, 2003, Genaera Corporation (the “Company”) issued a press release announcing that Richard J. Pietras, PhD, MD, Associate Professor of Medicine at the University of California, Los Angeles (UCLA) Medical Center and Jonsson Comprehensive Cancer Center will present preclinical research on squalamine at the XVII FIGO World Congress of Gynecology and Obstetrics in Santiago, Chile. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release of the Company dated November 4, 2003 – “Genaera Announces Presentation on Preclinical Squalamine Research”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/s/ John A. Skolas

John A. Skolas
Senior Vice President and Chief Financial Officer

Dated: November 7, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated November 4, 2003 – “Genaera Announces Presentation on Preclinical Squalamine Research”.